united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2017

Item 1. Reports to Stockholders.

Institutional Short Duration
Government Bond Fund

TWSGX

Annual Report
December 31, 2017

Advised by:
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209
(303) 864-1213

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (855) 881-2380
www.TransWesternFunds.com

Market Conditions:

In Q1, the US Treasury yield curve flattened during March as yields at the short end rose while yields from the 5-year to 30-year maturity remained essentially unchanged. The market digested a 25-basis-point Fed rate hike, which was considered a long shot at the start of the year but became a consensus expectation by the first week of March. Yields at the very front end of the curve moved between 15 and 30 basis points higher, reflecting the Fed hike, but market projections for stable growth and inflation over the long term kept long-end yields anchored. A third and final read on U.S. real GDP indicated the domestic economy grew at a pace of 2.1%, very much in line with consensus expectations for 2.0% growth. Year-to-Year core PCE inflation, a favorite measure of the Federal Reserve, was released for the months of January and February during March. The report showed inflation advancing at a pace of 1.7% and 1.8% in January and February respectively, once again in line with consensus expectations. Despite continued strength in sentiment data and surveys of optimism Wall Street economists expect high level data points like real GDP and core PCE inflation to remain near current levels until the end of 2019. The federal funds futures market is currently priced for two more twenty five basis point rate hikes in 2017, which is also in line with the March 2017 FOMC summary of economic projections. We believe a slow pace of hiking and moderate economic backdrop are important reasons why the long end of the US yield curve has been stable in recent months. At the end of March the Citi US GBI index had lost 0.05% for the month but gained 0.67% for the first quarter.

In Q2, the Fed delivered a widely expected 25-basis point fed funds rate hike in mid-June, which markets took in stride. Yields at the belly of the curve, from the five year maturity to the ten year maturity rose about ten basis points each, while the rise in short end yields was more muted. The thirty year point in the curve managed a small rally in June as yields declined a bit in that segment. With risk markets mostly stable throughout May, US treasurys did not appear to be beneficiaries of a flight to quality response. We expect less accommodative monetary policy in this economic environment of stable GDP growth around 2.0% year over year and inflation hovering below but somewhat near the Federal Reserve’s target level. However the pace of interest rate hikes should be slow given a lack of evidence that the U.S. economy is overheating. Looking forward, the Fed is most likely to keep the fed funds rate unchanged in September but hike another twenty five basis points in December of this year. The September pause in hiking allows for the announcement of a balance sheet run off framework, which we expect to take effect in the following month of October. We expect the Fed’s chosen balance sheet run-off method to be one that has fairly limited impact on U.S. Treasury yields.

In Q3, US Treasury yields trended lower while market consensus expectations for a third Fed rate hike in 2017 remained below 50%. During September that dynamic began to shift as oil prices started to rise and inflation expectations moved higher. Economic data releases and consumer sentiment were also strong throughout the month, indicating that the US economy remained firmly in expansion. Toward the latter half September, Federal Open Market Committee Chair Janet Yellen announced a framework for balance sheet normalization and provided a new summary of economic projections (SEP) which suggested a December 2017 rate hike was still a strong possibility. Chair Yellen’s message and favorable economic data throughout September pushed market expectations for a December 2017 rate hike up to 70% by month end. Over the course of September, the 5-year maturity through the long end of the US treasury yield curve rose by 10 to 20 basis points. Shorter term yields also rose for the period but by a lesser amount. Although slightly disproportioned between long and short maturities, the rise in yields lead the curve steadily higher without altering its shape much from the prior month.

In Q4, domestic economic data releases continued to indicate that the US economy was firmly in expansion. Inflation data showed fairly benign price increases on a year over year basis with headline inflation printing 2.2% and core inflation at 1.7%. Services and manufacturing PMI readings both indicated strong activity while small business optimism and consumer confidence remained high. Risk asset volatility remained fairly muted throughout the month as the US dollar index (DXY) declined by nearly 1.0%. The yield curve flattened a bit further during December while digesting another twenty five basis point rate hike. The short end of the curve rose by seven to ten basis points while the belly of the curve rose even more modestly. The ten year yield was essentially flat while the 30 year yield declined by eight basis points. Throughout 2018 the Fed is likely to hike at least twice more but the committee remains data dependent, not on a preset course. At present yield curve flattening is not alarming because of the strength evident in several other economic indicators. The very modest upward trajectory of long term rates is likely a factor of low expected inflation over the long term as well as demand for high credit quality long duration assets.

Performance Results:

In 2017, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned 1.31% which was approximately 33 basis points lower than its benchmark, the 50% Barclays Short Treasury 50% Barclays MBS Index, which returned 1.64% over the same period.

Explanation of Fund Performance:

The Fund and its benchmark generated positive absolute returns in 2017; although the Fund underperformed the Benchmark for the 1-year period. Furthermore, favorable yield curve positioning effects also helped in sustaining performance as security selection diminished overall performance .

The Fund’s underweight to US Treasuries as compared to its benchmark was a source of positive return for the Fund. As sector allocation played a significant role in the Fund’s performance for the period; the underweight allocation to Treasury’s should be seen as one of the most influential factors in absolute return for the period. Also, the Fund’s slight overweight in the Agency mortgage-backed pass through securities (Agency MBS) space also provided assistance to performance for the year; however, with Agency MBS being the largest allocation by market value, this sector generated positive absolute returns, while negative effects of security selection weighed heavily on relative performance. While security selection was the main drag to performance, security selection within Agency CMO and Agency CMBS aided performance for the period. As of December 31, 2017, the Fund’s duration relative to its benchmark duration shorted slightly to approximately 1.93 years versus 2.39 years.

Outlook:

Recent U.S. equity volatility is not expected to undermine what is shaping up to be a very strong year for global GDP growth. The world economy is firing on all cylinders, and recent increases in U.S. fiscal stimulus will only add to this. The recently enacted tax and spending packages should add over 1% of GDP to U.S final demand in 2018 and nearly 2.0% in 2019. As the U.S. economy is at effectively full employment, it is arguable that the 2.9% rise in wages reported in last month’s payroll report was taken as a sign that rising inflation was about to become the newer normal. This led to a yield spike, which stressed equity multiples, which weakened stocks and hiked volatility, which killed off the short volatility trade.

We now expect U.S. real GDP growth to exceed 3.0 % in 2018. The Q1 Nowcast for GDP is running at 4.0%, though we only have very limited data. Europe remains robust, and we do not expect the Italian election to derail sentiment. China is entering the data shadow of Lunar New Year, so we will not know much about Q1 for several months. We currently expect that consensus forecasts of 6.5% Chinese GDP growth for 2018 are still broadly reasonable.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO REVIEW
December 31, 2017 (Unaudited)

The Fund’s performance figures* for the periods ended December 31, 2017, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Three Year	Five Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	1.31%	0.91%	0.92%	1.36%
Barclays Capital Mortgage Backed Securities Index ***	2.47%	1.88%	2.04%	2.72%
Barclays Capital Short Treasury Index ****	0.81%	0.49%	0.34%	0.30%
Blended Benchmark Index *****	1.64%	1.19%	1.19%	1.51%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2017 prospectus, the total annual operating expenses are 0.67% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Barclays Capital Mortgage Backed Securities Index measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

****	The Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclays Capital Mortgage Backed Securities Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2017

Holdings By Investment Type	% of Net Assets
U.S. Government Agencies	88.7%
U.S. Treasury Notes	2.3%
Short-Term Investments and Other Assets less Liabilities	9.0%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2017

Principal
Amount ($)		Variable Rate	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCIES - 88.7%
	FEDERAL HOME LOAN MORTGAGE CORP. - 22.2% (a)
$66,269	Freddie Mac Arm Pool (b)	COF 11 +1.25	5.7700	6/1/2020	$67,571
103,092	Freddie Mac Arm Pool (b)	COF 11 +1.25	5.9010	8/1/2020	106,136
1,025,446	Freddie Mac Arm Pool (b)	US0012M +1.90	3.6460	9/1/2041	1,076,997
51,698	Freddie Mac Arm Pool (b)	COF 11 +1.25	5.9230	10/1/2020	53,031
77,431	Freddie Mac Arm Pool (b)	COF 11 +1.25	5.9530	11/1/2020	79,474
1,145,906	Freddie Mac Gold Pool		3.5000	5/1/2043	1,184,536
1,241,376	Freddie Mac Gold Pool		3.5000	7/1/2043	1,281,316
233,890	Freddie Mac Gold Pool		4.0000	2/1/2044	246,309
326,785	Freddie Mac Gold Pool		5.0000	5/1/2041	357,160
618,842	Freddie Mac Multifamily Structured Pass Through Cert (c)		3.1540	2/25/2018	618,414
465,175	Freddie Mac Multifamily Structured Pass Through Cert (c)		2.6990	5/25/2018	465,610
207,488	Freddie Mac Multifamily Structured Pass Through Cert (c)		2.4120	8/25/2018	207,596
531,643	Freddie Mac Multifamily Structured Pass Through Cert (c)		2.3230	10/25/2018	532,446
2,045,554	Freddie Mac Multifamily Structured Pass Through Cert (c)		2.1300	1/25/2019	2,047,249
6,016,533	Freddie Mac Multifamily Structured Pass Through Cert (c)		1.8690	11/25/2019	5,993,787
538,000	Freddie Mac Multifamily Structured Pass Through Cert (b,c)		3.9740	1/25/2021	562,799
1,038,000	Freddie Mac Multifamily Structured Pass Through Cert (c)		3.9890	6/25/2021	1,089,861
945,551	Freddie Mac Multifamily Structured Pass Through Cert (b,c)	LIBOR +0.33	1.7019	11/25/2021	937,526
3,424,822	Freddie Mac Multifamily Structured Pass Through Cert (b,c)	LIBOR +0.70	2.0719	9/25/2022	3,440,623
1,022,599	Freddie Mac Multifamily Structured Pass Through Cert (b,c)	LIBOR +0.65	1.8933	1/25/2023	1,027,480
3,700,000	Freddie Mac Multifamily Structured Pass Through Cert (c)		2.7700	5/25/2025	3,694,819
2,800,000	Freddie Mac Multifamily Structured Pass Through Cert (b,c)		3.3290	5/25/2025	2,918,135
3,033,248	Freddie Mac Multifamily Structured Pass Through Cert (b,c)	LIBOR +0.65	2.0219	9/25/2025	2,999,266
4,300,000	Freddie Mac Multifamily Structured Pass Through Cert (b,c)		3.2240	3/25/2027	4,439,804
39,816	Freddie Mac Non Gold Pool (b)	H15T1Y +2.13	3.7450	1/1/2023	40,587
34,717	Freddie Mac Non Gold Pool (b)	US0006M +2.07	3.6552	7/1/2024	35,987
476,615	Freddie Mac Non Gold Pool (b)	H15T1Y +2.29	3.7720	1/1/2033	503,640
2,056,125	Freddie Mac Non Gold Pool (b)	H15T1Y +2.22	3.7100	8/1/2033	2,167,920
237,203	Freddie Mac Non Gold Pool (b)	H15T1Y +2.23	3.7150	11/1/2033	249,610
371,456	Freddie Mac Non Gold Pool (b)	US0012M +1.86	3.7249	6/1/2034	393,150
352,924	Freddie Mac Non Gold Pool (b)	US0012M +1.73	3.5899	1/1/2035	371,190
289,984	Freddie Mac Non Gold Pool (b)	H15T1Y +2.28	3.9000	1/1/2035	305,545
412,088	Freddie Mac Non Gold Pool (b)	H15T1Y +2.25	3.7400	2/1/2035	436,913
284,905	Freddie Mac Non Gold Pool (b)	US0012M +1.77	3.6339	9/1/2035	300,038
399,701	Freddie Mac Non Gold Pool (b)	H15T1Y +2.27	3.7520	2/1/2036	422,891
309,276	Freddie Mac Non Gold Pool (b)	H15T1Y +2.29	3.7850	2/1/2036	326,372
268,785	Freddie Mac Non Gold Pool (b)	H15T1Y +2.25	3.7350	3/1/2036	284,274
108,428	Freddie Mac Non Gold Pool (b)	H15T1Y +2.17	3.6550	4/1/2036	111,934
745,159	Freddie Mac Non Gold Pool (b)	H15T1Y +2.50	3.9850	5/1/2036	791,104
394,847	Freddie Mac Non Gold Pool (b)	US0012M +1.64	3.5029	11/1/2036	411,657
1,086,352	Freddie Mac Non Gold Pool (b)	H15T1Y +2.51	4.0000	11/1/2036	1,154,681
140,266	Freddie Mac Non Gold Pool (b)	US0012M +2.18	4.0429	3/1/2037	149,576
1,241,342	Freddie Mac Non Gold Pool (b)	H15T1Y +2.25	3.7410	3/1/2037	1,309,517
185,652	Freddie Mac Non Gold Pool (b)	US0012M +1.82	3.7129	4/1/2037	195,122
261,403	Freddie Mac Non Gold Pool (b)	US0012M +1.90	3.6759	4/1/2037	275,884
51,526	Freddie Mac Non Gold Pool (b)	US0012M +1.79	3.6479	5/1/2037	52,831
71,097	Freddie Mac Non Gold Pool (b)	US0012M +1.70	3.3582	6/1/2037	73,039
57,496	Freddie Mac Non Gold Pool (b)	US0012M +1.72	3.6009	12/1/2037	59,510
2,578,709	Freddie Mac Non Gold Pool (b)	US0012M +1.91	3.8119	3/1/2038	2,723,849
242,216	Freddie Mac Non Gold Pool (b)	H15T1Y +2.10	3.7480	9/1/2038	255,076
3,460,343	Freddie Mac Non Gold Pool (b)	H15T1Y +2.25	3.7370	9/1/2038	3,652,422
144,215	Freddie Mac Non Gold Pool (b)	H15T1Y +2.22	3.7140	9/1/2038	151,994
161,511	Freddie Mac Non Gold Pool (b)	US0012M +1.83	3.7029	11/1/2038	169,930
362,159	Freddie Mac Non Gold Pool (b)	US0012M +1.64	3.4849	11/1/2038	378,574
3,592	Freddie Mac REMICS (c)		5.0000	2/15/2018	3,559
94,855	Freddie Mac REMICS (c)		5.0000	10/15/2019	96,203
112,510	Freddie Mac REMICS (c)		4.0000	2/15/2020	113,606
80,679	Freddie Mac REMICS (c)		4.5000	2/15/2020	80,774

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2017 (Continued)

Principal
Amount ($)		Variable Rate	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCIES - 88.7% (continued)
	FEDERAL HOME LOAN MORTGAGE CORP. - 22.2% (a)(continued)
$280,639	Freddie Mac REMICS (c)		2.6660	5/25/2023	$283,417
239,603	Freddie Mac REMICS (c)		6.5000	12/15/2023	255,101
1,006,500	Freddie Mac REMICS (c)		5.0000	12/15/2024	1,068,135
113,571	Freddie Mac REMICS (c)		5.0000	1/15/2026	121,232
150,394	Freddie Mac REMICS (c)		6.5000	12/15/2028	166,742
107,697	Freddie Mac REMICS (c)		6.0000	3/15/2029	114,822
42,523	Freddie Mac REMICS (b,c)	LIBOR +0.95	2.2003	12/15/2031	42,767
20,455	Freddie Mac REMICS (b,c)	LIBOR +0.50	1.7503	3/15/2032	20,359
73,085	Freddie Mac REMICS (b,c)	LIBOR +1.00	2.2503	3/15/2032	74,477
233,936	Freddie Mac REMICS (b,c)	LIBOR +0.40	1.6503	11/15/2032	234,745
121,827	Freddie Mac REMICS (b,c)	LIBOR +0.75	2.0003	12/15/2032	124,232
29,620	Freddie Mac REMICS (b,c)	LIBOR +0.40	1.6503	1/15/2033	29,371
6,348	Freddie Mac REMICS (c)		5.5000	7/15/2033	6,323
46,681	Freddie Mac REMICS (c)		4.2500	3/15/2034	49,231
60,000	Freddie Mac REMICS (c)		4.5000	8/15/2034	60,167
593,977	Freddie Mac REMICS (c)		5.5000	5/15/2035	654,504
16,522	Freddie Mac REMICS (b,c)	LIBOR +0.39	1.6403	8/15/2035	16,383
891,950	Freddie Mac REMICS (c)		5.0000	9/15/2035	962,432
581,543	Freddie Mac REMICS (b,c)		4.2192	12/15/2036	611,806
1,072,595	Freddie Mac REMICS (c)		5.5000	2/15/2038	1,179,042
175,468	Freddie Mac REMICS (c)		4.0000	4/15/2041	182,366
343,316	Freddie Mac REMICS (b,c)		3.0246	6/15/2048	322,240
					60,056,798
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 30.8% (a)
1,399,250	Fannie Mae Arm Pool (b)	US0012M +1.80	3.5500	10/1/2041	1,461,507
453	Fannie Mae Pool (b)	H15T1Y +1.82	3.3740	1/1/2019	453
13,246	Fannie Mae Pool (b)	H15BIN6M +1.75	3.0360	2/1/2020	13,413
47,721	Fannie Mae Pool (b)	H15T3Y +2.23	3.9700	2/1/2023	48,380
170,435	Fannie Mae Pool		5.5000	11/1/2023	177,784
54,248	Fannie Mae Pool (b)	US0006M +2.12	3.7092	2/1/2025	54,941
21,929	Fannie Mae Pool (b)	H15BIN6M +1.75	3.0360	7/1/2029	22,436
9,074	Fannie Mae Pool (b)	H15T1Y +2.45	3.9400	11/1/2029	9,171
60,264	Fannie Mae Pool (b)	H15T1Y +2.43	3.9230	1/1/2030	60,676
81,033	Fannie Mae Pool (b)	H15T1Y +2.27	3.7600	5/1/2031	81,515
109,598	Fannie Mae Pool (b)	H15T1Y +2.13	3.6150	5/1/2032	111,984
63,541	Fannie Mae Pool (b)	H15T1Y +2.17	3.6590	5/1/2032	65,963
3,298	Fannie Mae Pool (b)	H15T1Y +2.02	3.5050	3/1/2033	3,390
314,769	Fannie Mae Pool		6.0000	4/1/2033	360,397
405,324	Fannie Mae Pool (b)	H15T1Y +2.21	3.7050	4/1/2033	424,557
340,862	Fannie Mae Pool (b)	H15T1Y +2.29	3.7770	6/1/2033	361,131
34,230	Fannie Mae Pool (b)	H15T1Y +2.17	3.6710	7/1/2033	35,402
47,501	Fannie Mae Pool (b)	H15T1Y +2.44	3.9220	8/1/2033	50,040
76,604	Fannie Mae Pool (b)	US0006M +2.25	3.8402	9/1/2033	77,166
296,210	Fannie Mae Pool (b)	H15T1Y +2.29	3.7770	10/1/2033	311,012
308,283	Fannie Mae Pool (b)	US0012M +1.75	3.6129	10/1/2033	324,274
919,791	Fannie Mae Pool (b)	H15T1Y +2.17	3.6500	11/1/2033	969,879
100,895	Fannie Mae Pool (b)	US0012M +1.80	3.6629	3/1/2034	106,830
305,387	Fannie Mae Pool (b)	H15T1Y +2.23	3.6890	4/1/2034	323,663
142,091	Fannie Mae Pool (b)	12MTA +1.20	2.1440	4/1/2034	144,647
312,482	Fannie Mae Pool (b)	H15T1Y +2.13	3.6170	9/1/2034	329,392
1,561,849	Fannie Mae Pool (b)	H15T1Y +2.19	3.6950	10/1/2034	1,649,248
793,455	Fannie Mae Pool (b)	H15T1Y +2.31	3.8030	1/1/2035	838,794
241,927	Fannie Mae Pool (b)	US0006M +1.54	3.1252	1/1/2035	250,840
192,405	Fannie Mae Pool (b)	H15T1Y +2.51	3.9980	5/1/2035	204,554
68,612	Fannie Mae Pool (b)	H15T1Y +2.18	3.6910	5/1/2035	72,539
111,452	Fannie Mae Pool (b)	US0012M +2.47	4.3359	6/1/2035	120,069
163,266	Fannie Mae Pool		5.0000	7/1/2035	177,440
395,536	Fannie Mae Pool (b)	H15T1Y +2.22	3.7130	7/1/2035	423,062
708,831	Fannie Mae Pool (b)	US0012M +1.61	3.4419	7/1/2035	744,397

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2017 (Continued)

Principal
Amount ($)		Variable Rate	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCIES - 88.7% (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 30.8% (a)(continued)
$135,048	Fannie Mae Pool (b)	US0006M +1.54	3.1352	7/1/2035	$140,126
413,392	Fannie Mae Pool (b)	H15T1Y +2.22	3.7130	8/1/2035	437,304
176,730	Fannie Mae Pool (b)	US0012M 1.62	3.5179	8/1/2035	184,884
306,412	Fannie Mae Pool (b)	H15T1Y 2.22	3.7130	8/1/2035	322,651
282,166	Fannie Mae Pool (b)	US0006M +1.51	3.1002	8/1/2035	292,532
185,720	Fannie Mae Pool (b)	H15T1Y +2.08	3.5680	9/1/2035	195,404
25,451	Fannie Mae Pool (b)	12MTA +1.84	2.8040	11/1/2035	26,562
69,071	Fannie Mae Pool (b)	US0006M +2.55	4.1772	11/1/2035	73,124
664,419	Fannie Mae Pool (b)	H15T1Y +2.19	3.6750	1/1/2036	700,955
310,105	Fannie Mae Pool (b)	US0006M +2.34	3.9062	1/1/2036	324,710
77,908	Fannie Mae Pool (b)	H15T1Y +2.27	3.7580	1/1/2036	81,500
63,627	Fannie Mae Pool (b)	US0006M +1.44	3.0262	2/1/2036	65,694
492,960	Fannie Mae Pool (b)	US0012M +1.54	3.3739	2/1/2036	514,316
56,399	Fannie Mae Pool (b)	H15T1Y +2.20	3.6890	6/1/2036	59,507
127,279	Fannie Mae Pool (b)	12MTA +2.40	3.3580	8/1/2036	134,785
445,801	Fannie Mae Pool (b)	H15T1Y +2.50	3.9900	8/1/2036	474,113
72,896	Fannie Mae Pool (b)	H15T1Y +2.15	3.6350	9/1/2036	76,708
56,948	Fannie Mae Pool (b)	12MTA +2.29	3.2350	9/1/2036	60,314
970,681	Fannie Mae Pool (b)	12MTA +2.27	3.2790	10/1/2036	1,027,139
410,681	Fannie Mae Pool (b)	US0012M +2.08	3.9379	10/1/2036	436,473
208,749	Fannie Mae Pool (b)	12MTA +2.27	3.2060	10/1/2036	221,057
226,400	Fannie Mae Pool (b)	US0012M +1.68	3.5429	11/1/2036	238,355
49,124	Fannie Mae Pool (b)	US0012M +1.84	3.7239	1/1/2037	51,555
1,811,257	Fannie Mae Pool (b)	US0012M +1.88	3.7309	3/1/2037	1,906,802
1,386,461	Fannie Mae Pool (b)	US0012M +1.78	3.6559	3/1/2037	1,453,085
512,086	Fannie Mae Pool (b)	US0012M +1.63	3.5259	4/1/2037	533,659
764,953	Fannie Mae Pool (b)	US0012M +1.57	3.4249	4/1/2037	802,413
183,714	Fannie Mae Pool (b)	H15T1Y +2.27	3.7720	6/1/2037	193,715
352,858	Fannie Mae Pool		3.5000	7/1/2037	363,806
234,595	Fannie Mae Pool (b)	US0012M +1.79	3.6749	7/1/2037	247,248
701,379	Fannie Mae Pool (b)	US0006M +2.16	3.7412	7/1/2037	742,173
126,542	Fannie Mae Pool		5.0000	7/1/2037	137,528
13,958	Fannie Mae Pool		5.5000	7/1/2037	15,436
1,016,534	Fannie Mae Pool (b)	US0012M +1.57	3.3999	9/1/2037	1,056,258
301,171	Fannie Mae Pool (b)	US0012M +1.74	3.6499	9/1/2037	317,120
37,009	Fannie Mae Pool (b)	US0012M +1.23	3.4009	1/1/2038	36,325
1,112,765	Fannie Mae Pool (b)	US0012M +1.62	3.3630	7/1/2038	1,162,389
185,456	Fannie Mae Pool (b)	US0012M +1.66	3.5279	8/1/2038	192,609
25,059	Fannie Mae Pool (b)	H15T1Y +2.24	3.7070	8/1/2039	26,704
89,681	Fannie Mae Pool (b)	US0012M +1.81	3.6729	12/1/2039	94,154
77,822	Fannie Mae Pool		5.0000	6/1/2040	83,824
8,802,964	Fannie Mae Pool (b)	H15T1Y +2.17	3.6690	12/1/2040	9,282,573
192,184	Fannie Mae Pool (b)	US0012M +1.80	3.6649	7/1/2041	201,048
461,509	Fannie Mae Pool (b)	US0012M +1.80	3.4250	12/1/2041	482,093
1,643,932	Fannie Mae Pool		3.5000	6/1/2042	1,694,878
1,115,294	Fannie Mae Pool		3.5000	7/1/2042	1,149,933
7,304,241	Fannie Mae Pool		3.5000	9/1/2042	7,532,061
1,667,128	Fannie Mae Pool		3.5000	9/1/2042	1,718,792
1,566,413	Fannie Mae Pool		4.0000	11/1/2042	1,651,786
2,053,050	Fannie Mae Pool		3.5000	12/1/2042	2,116,669
960,018	Fannie Mae Pool		3.0000	1/1/2043	962,828
2,626,443	Fannie Mae Pool		3.0000	3/1/2043	2,634,135
1,395,760	Fannie Mae Pool		3.5000	4/1/2043	1,439,017
673,562	Fannie Mae Pool		4.0000	4/1/2043	710,282
77,798	Fannie Mae Pool (b)	12MTA +1.20	2.1440	9/1/2044	79,221
13,080,607	Fannie Mae Pool		3.5000	7/1/2046	13,441,392
10,992	Fannie Mae REMICS (c)		4.0000	1/25/2019	10,925
22,200	Fannie Mae REMICS (b,c)	LIBOR +0.90	2.2275	5/25/2022	22,183
44,515	Fannie Mae REMICS (c)		5.0000	5/25/2023	45,196
407,144	Fannie Mae REMICS (c)		5.5000	11/25/2025	433,705
2,000,000	Fannie Mae REMICS (b,c)		2.5692	12/25/2026	1,947,139

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2017 (Continued)

Principal
Amount ($)		Variable Rate	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCIES - 88.7% (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 30.8% (a)(continued)
$14,083	Fannie Mae REMICS (b,c)	LIBOR +0.25	1.5160	11/17/2029	$13,977
692,372	Fannie Mae REMICS (b,c)	LIBOR +0.55	1.8327	12/18/2030	701,646
474,902	Fannie Mae REMICS (b,c)	LIBOR +0.55	1.8327	12/18/2030	481,263
179,491	Fannie Mae REMICS (b,c)	LIBOR +1.00	2.3275	8/25/2031	183,448
103,224	Fannie Mae REMICS (b,c)	LIBOR +0.55	1.8775	4/25/2032	103,549
39,853	Fannie Mae REMICS (c)		5.0000	11/25/2032	41,644
308,870	Fannie Mae REMICS (c)		6.0000	11/25/2032	344,585
216,127	Fannie Mae REMICS (b,c)	LIBOR +0.60	1.9275	12/25/2032	219,288
7,681	Fannie Mae REMICS (c)		5.5000	1/25/2033	7,613
8,654	Fannie Mae REMICS (b,c)	LIBOR +0.30	1.6275	5/25/2033	8,540
32,384	Fannie Mae REMICS (c)		5.0000	4/25/2034	32,275
72,261	Fannie Mae REMICS (c)		5.5000	4/25/2035	78,721
18,443	Fannie Mae REMICS (c)		5.5000	11/25/2035	18,348
247,702	Fannie Mae REMICS (b,c)		5.8373	5/25/2037	272,158
228,736	Fannie Mae REMICS (b,c)		3.4056	8/25/2038	237,407
1,036,629	Fannie Mae REMICS (c)		5.0000	6/25/2040	1,122,845
485,407	Fannie Mae REMICS (b,c)	LIBOR +1.00	2.3275	6/25/2043	491,593
1,558,614	Fannie Mae-Aces (b,c)	LIBOR +0.93	2.1732	11/25/2022	1,560,503
3,725,000	Fannie Mae-Aces (b,c)		3.0920	4/25/2027	3,781,227
					83,172,448
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 35.4%
493,430	Ginnie Mae II Pool (b)	H15T1Y +1.40	1.4900	6/20/2058	505,765
633,164	Ginnie Mae II Pool (b)		4.6500	1/20/2061	643,211
125,505	Ginnie Mae II Pool (b)		4.7420	1/20/2061	126,453
735,866	Ginnie Mae II Pool (b)		4.8100	2/20/2061	747,565
333,115	Ginnie Mae II Pool (b)		4.8170	6/20/2061	349,779
1,237,117	Ginnie Mae II Pool (b)		4.7000	8/20/2061	1,255,174
109,259	Ginnie Mae II Pool (b)	H15T1Y +0.83	1.4900	10/20/2061	111,188
3,350,612	Ginnie Mae II Pool (b)		4.5310	12/20/2061	3,418,769
768,145	Ginnie Mae II Pool (b)	H15T1Y +1.14	1.4900	12/20/2061	783,610
1,351,021	Ginnie Mae II Pool (b)		4.4850	2/20/2062	1,381,180
361,001	Ginnie Mae II Pool (b)		4.8620	2/20/2062	367,793
431,342	Ginnie Mae II Pool (b)		4.5610	3/20/2062	441,704
308,520	Ginnie Mae II Pool (b)		4.6320	3/20/2062	315,460
1,049,884	Ginnie Mae II Pool (b)		4.8150	5/20/2062	1,070,036
935,203	Ginnie Mae II Pool (b)		4.5950	6/20/2062	958,741
392,385	Ginnie Mae II Pool (b)		4.8490	6/20/2062	400,967
1,095,636	Ginnie Mae II Pool (b)	H15T1Y +0.85	1.4900	6/20/2062	1,114,780
3,252,381	Ginnie Mae II Pool (b)		4.5040	7/20/2062	3,342,572
2,943,891	Ginnie Mae II Pool (b)		4.5830	7/20/2062	3,024,163
3,201,716	Ginnie Mae II Pool (b)	H15T1Y +0.75	1.4900	7/20/2062	3,241,297
1,189,796	Ginnie Mae II Pool (b)		4.5490	8/20/2062	1,221,179
641,775	Ginnie Mae II Pool (b)		4.7550	8/20/2062	656,785
2,762,009	Ginnie Mae II Pool (b)	LIBOR +2.27	1.2432	9/20/2062	2,930,308
2,262,384	Ginnie Mae II Pool (b)		4.5990	10/20/2062	2,326,466
729,773	Ginnie Mae II Pool (b)	LIBOR +2.11	1.2432	10/20/2062	769,633
2,338,213	Ginnie Mae II Pool (b)		4.5530	11/20/2062	2,409,532
2,515,000	Ginnie Mae II Pool (b)		4.5900	11/20/2062	2,592,403
1,994,951	Ginnie Mae II Pool (b)		4.5060	12/20/2062	2,066,802
2,745,649	Ginnie Mae II Pool (b)		4.5420	12/20/2062	2,838,203
1,521,783	Ginnie Mae II Pool (b)	LIBOR +2.14	1.2432	1/20/2063	1,604,536
2,742,309	Ginnie Mae II Pool (b)	LIBOR +2.11	1.2432	1/20/2063	2,887,637
1,149,782	Ginnie Mae II Pool (b)		4.2850	2/20/2063	1,191,660
248,167	Ginnie Mae II Pool (b)	LIBOR +2.00	1.2432	2/20/2063	261,220
2,591,735	Ginnie Mae II Pool (b)	LIBOR +2.05	1.2432	2/20/2063	2,735,107
1,197,152	Ginnie Mae II Pool (b)	LIBOR +2.18	1.2432	2/20/2063	1,261,408
1,216,503	Ginnie Mae II Pool (b)	LIBOR +2.37	1.2432	2/20/2063	1,288,128
1,630,260	Ginnie Mae II Pool (b)	LIBOR +1.89	1.2432	2/20/2063	1,714,174
7,208,492	Ginnie Mae II Pool (b)	LIBOR +2.16	1.2432	3/20/2063	7,595,853

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2017 (Continued)

Principal
Amount ($)		Variable Rate	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCIES - 88.7% (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 35.4% (continued)
$4,183,632	Ginnie Mae II Pool (b)		4.5080	4/20/2063	$4,332,265
122,885	Ginnie Mae II Pool (b)	H15T1Y +1.43	1.4900	11/20/2063	125,790
128,547	Ginnie Mae II Pool (b)	H15T1Y +1.14	1.4900	8/20/2064	131,244
88,582	Ginnie Mae II Pool (b)	H15T1Y +1.14	1.4900	9/20/2064	90,295
113,904	Ginnie Mae II Pool (b)	H15T1Y +0.71	1.4900	9/20/2064	115,557
104,001	Ginnie Mae II Pool (b)	H15T1Y +0.87	1.4900	10/20/2064	105,898
103,023	Ginnie Mae II Pool (b)	H15T1Y +1.14	1.4900	3/20/2065	105,169
73,913	Government National Mortgage Association (b,c)	LIBOR +0.25	1.5135	12/16/2028	73,249
592,655	Government National Mortgage Association (b,c)		7.2695	7/20/2032	657,466
93,032	Government National Mortgage Association (b,c)		5.2655	11/16/2045	97,659
81,334	Government National Mortgage Association (b,c)		4.7703	3/16/2046	84,338
1,539,859	Government National Mortgage Association (b,c)	US0001M +0.30	1.5433	4/20/2061	1,539,541
2,479,020	Government National Mortgage Association (b,c)	US0001M +0.70	1.9433	5/20/2061	2,483,899
1,693,112	Government National Mortgage Association (b,c)	US0001M +0.50	1.7433	10/20/2062	1,694,555
1,502,438	Government National Mortgage Association (b,c)	US0001M +0.50	1.7433	12/20/2062	1,504,262
2,199,353	Government National Mortgage Association (b,c)	H15T1Y +0.65	2.0800	4/20/2063	2,216,279
2,966,068	Government National Mortgage Association (b,c)	US0001M +0.28	1.5233	5/20/2063	2,964,989
2,717,270	Government National Mortgage Association (b,c)	US0001M +0.40	1.6433	9/20/2063	2,720,316
3,781,838	Government National Mortgage Association (b,c)		4.6002	6/20/2064	4,087,960
1,201,328	Government National Mortgage Association (b,c)	US0001M +0.50	1.7333	7/20/2064	1,202,287
810,850	Government National Mortgage Association (b,c)	US0001M +0.50	1.7433	7/20/2064	811,652
1,284,356	Government National Mortgage Association (c)		1.7500	3/20/2065	1,278,470
955,491	Government National Mortgage Association (b,c)	US0001M +0.25	1.4933	4/20/2065	954,967
1,303,916	Government National Mortgage Association (b,c)	US0001M +0.30	1.5433	7/20/2065	1,303,683
2,953,825	Government National Mortgage Association (b,c)	US0001M +0.60	1.8433	4/20/2066	2,959,657
					95,592,688

	U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT - 0.3%
960,000	United States Department of Housing and Urban Development		1.8800	8/1/2019	958,994

	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $243,137,082)				239,780,928

	U.S. TREASURY NOTE - 2.3%
6,235,000	United States Treasury Note/Bond		2.2500	12/31/2024	6,202,119
	TOTAL U.S. TREASURY NOTE (Cost - $6,187,026)				6,202,119

	SHORT TERM INVESTMENTS - 7.6%
	U.S GOVERNMENT & AGENCY DISCOUNT NOTES - 7.6%		Discount Rate
6,800,000	Federal Home Loan		1.18%	2/27/2018	6,787,245
10,895,000	United States Treasury Bill		0.56%	1/2/2018	10,894,664
3,000,000	United States Treasury Bill		1.42%	3/29/2018	2,989,737
	TOTAL SHORT TERM INVESTMENTS (Cost - $20,671,646)				20,671,646

	TOTAL INVESTMENTS - 98.6% (Cost - $269,995,754) (d)				$266,654,693
	OTHER ASSETS LESS LIABILITIES - 1.4%				3,698,346
	TOTAL NET ASSETS - 100.0%				$270,353,039

12MTA - 12 Month Treasury Average

COF 11 - Cost of Funds Index

H15T1Y - US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year

H15T3Y - US Treasury Yield Curve Rate T-Note Constant Maturity 3 Year

H15BIN6M - US Treasury Bill 6 Month Auction Investment Rate

LIBOR - London Interbank Offered Rate

US0001M - 1 month US Dollar USD LIBOR interest rate

US0006M - 6 month US Dollar USD LIBOR interest rate

US0012M - 12 month US Dollar USD LIBOR interest rate

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security - interest rate subject to periodic change.

(c)	Collateralized mortgage obligation (CMO).

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $269,996,490 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,398,368
Unrealized Depreciation:	(4,740,165)
Net Unrealized Depreciation:	$(3,341,797)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

ASSETS
Investment securities:
At cost	$269,995,754
At value	$266,654,693
Cash	3,334,545
Receivable for securities sold	16,567,748
Principal paydown receivable	438,243
Interest receivable	662,525
Prepaid expenses and other assets	5,613
TOTAL ASSETS	287,663,367

LIABILITIES
Payable for investments purchased	16,518,891
Distributions payable	326,973
Investment advisory fees payable	287,759
Distribution (12b-1) fees payable	73,841
Payable to related parties	54,218
Trustee fees payable	2,582
Accrued expenses and other liabilities	46,064
TOTAL LIABILITIES	17,310,328
NET ASSETS	$270,353,039

Net Assets Consist Of:
Paid in capital	285,772,274
Accumulated distributions in excess of net investment income	(287,193)
Accumulated net realized loss from investments	(11,790,981)
Net unrealized depreciation on investments	(3,341,061)
NET ASSETS	$270,353,039

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	27,852,592
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.71

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
Year Ended December 31, 2017

INVESTMENT INCOME
Interest	$5,389,210
TOTAL INVESTMENT INCOME	5,389,210

EXPENSES
Investment advisory fees	1,396,694
Distribution (12b-1) fees	310,376
Administrative services fees	221,483
Accounting services fees	71,406
Custodian fees	33,995
Compliance officer fees	29,498
Transfer agent fees	20,465
Audit fees	20,443
Legal fees	15,007
Insurance expense	9,996
Printing and postage expenses	7,796
Trustees’ fees and expenses	14,937
Registration fees	250
Other expenses	973
TOTAL EXPENSES	2,153,319
Less: Fees waived by the Advisor	(136,877)
NET EXPENSES	2,016,442

NET INVESTMENT INCOME	3,372,768

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized gain from investment transactions	769,076
Net change in unrealized depreciation on investments	(56,151)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	712,925

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,085,693

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
FROM OPERATIONS
Net investment income	$3,372,768	$3,545,785
Net realized gain from investment transactions	769,076	1,151,161
Net change in unrealized depreciation on investments	(56,151)	(800,174)
Net increase in net assets resulting from operations	4,085,693	3,896,772

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,311,648)	(6,225,080)
Net decrease in net assets from distributions to shareholders	(6,311,648)	(6,225,080)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	2,134,221	21,730,072
Net asset value of shares issued in reinvestment of distributions to shareholders	2,073,707	2,108,685
Payments for shares redeemed	(58,517,581)	(55,627,645)
Net decrease in net assets from shares of beneficial interest	(54,309,653)	(31,788,888)

TOTAL DECREASE IN NET ASSETS	(56,535,608)	(34,117,196)

NET ASSETS
Beginning of year	326,888,647	361,005,843
End of year *	$270,353,039	$326,888,647
* Accumulated distributions in excess of net investment income	$(287,193)	$(346,163)

SHARE ACTIVITY
Shares Sold	219,056	2,198,000
Shares Reinvested	212,486	213,281
Shares Redeemed	(6,000,900)	(5,625,735)
Net decrease in shares of beneficial interest outstanding	(5,569,358)	(3,214,454)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$9.78		$9.85		$9.98		$9.89		$10.15
Income (loss) from investment operations:
Net investment income (1)	0.11		0.10		0.11		0.12		0.08
Net realized and unrealized gain (loss) on investments	0.02		0.01		(0.07)		0.16		(0.17)
Total from investment operations	0.13		0.11		0.04		0.28		(0.09)
Less distributions from:
Net investment income	(0.20)		(0.18)		(0.17)		(0.19)		(0.17)
Return of capital	—		—		—		(0.00	) (2)	(0.00	) (2)
Total from distributions	(0.20)		(0.18)		(0.17)		(0.19)		(0.17)
Net Asset Value, End of Year	$9.71		$9.78		$9.85		$9.98		$9.89
Total return (3)	1.31%		1.06%		0.38%		2.80%		(0.90)%

Net assets, end of period (000s)	$270,353		$326,889		$361,006		$358,794		$370,832
Ratio of gross expenses to average net assets	0.69%		0.67%		0.67%		0.70%		0.67%
Ratio of net expenses to average net assets	0.65%		0.65%		0.65%		0.65%		0.65%
Ratio of net investment income to average net assets	1.09%		1.02%		1.06%		1.23%		0.78%
Portfolio Turnover Rate	133	% (4)	108	% (4)	27	% (4)	25	% (4)	32%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	The portfolio turnover rate excludes dollar roll transactions for the year ended December 31, 2017, the year ended December 31, 2016, the year ended December 31, 2015 and the year ended December 31, 2014. If these were included in the calculation the turnover percentage would be 160%, 134%, 60%, and 54%, respectively.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011, and is offered at net asset value without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other assets held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2017, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$—	$239,780,928	$—	$239,780,928
U.S. Treasury Notes	—	6,202,119	—	6,202,119
Short-Term Investments	—	20,671,646	—	20,671,646
Total	$—	$266,654,693	$—	$266,654,693

There were no transfers between levels during the current year presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting year.

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Portfolio of Investments for industry classification.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2014 to December 31, 2016, or expected to be taken in the Fund’s December 31, 2017 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $474,278,506 and $536,370,518, respectively of which $86,677,042 in purchases and $101,262,609 in sales were from mortgage dollar roll transactions.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2017, the Fund incurred $1,396,694 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2017, the Advisor waived fees of $136,877.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2017, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2018	$62,339
December 31, 2019	$56,832
December 31, 2020	$136,877

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2017, pursuant to the Plan, the Advisor received $310,376 of fees.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Pursuant to a separate servicing agreement with Gemini Fund Services LLC (“GFS”), the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2017, the Fund did not assess any redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2017	December 31, 2016
Ordinary Income	$6,314,391	$5,748,539
Long-Term Capital Gain	—	—
Return of Capital	—	222,345
	$6,314,391	$5,970,884

As of December 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(467,424)	$(11,322,821)	$(287,193)	$(3,341,797)	$(15,419,235)

The difference between book basis and tax basis accumulated distributions in excess of net investment income, accumulated net realized loss and net unrealized depreciation is primarily attributable to the deferral of losses on wash sales and adjustments for accrued dividends payable. Other book/tax differences are primarily attributable to the tax adjustment for the accrued dividends payable at year end.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $467,424.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

At December 31, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$2,801,227	$8,521,594	$11,322,821

Permanent book and tax differences, primarily attributable to tax adjustments for paydowns and the reclass of distributions, resulted in reclassification as of December 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(56,227)	$2,997,850	$(2,941,623)

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TransWestern Institutional Short Duration Government Bond Fund and

Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of TransWestern Institutional Short Duration Government Bond Fund (the “Fund”), a series of Northern Lights Fund Trust, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of TransWestern Institutional Short Duration Government Bond Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2018

TransWestern Institutional Short Duration Government Bond Fund
EXPENSE EXAMPLES
December 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/17	12/31/17	7/1/2017 – 12/31/17
TransWestern	0.65%	$1,000.00	$1,004.40	$3.28

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/17	12/31/17	7/1/2017 – 12/31/17
TransWestern	0.65%	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TransWestern Institutional Short Duration Government Bond Fund (Adviser – TransWestern Capital Advisers, LLC)* (Unaudited)

In connection with the regular meeting held on November 14-15, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between TransWestern Capital Advisers, LLC (“TCA”) and the Trust, with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.

The Trustees noted that TCA, founded in 2006, currently managed approximately $327 million in assets, providing advisory services and customized investment portfolio management to community banks and depository institutions. They reviewed the background information on the key personnel responsible for servicing the Fund. The Trustees considered that TCA had developed and designed a short duration government bond strategy to be conservative, low risk and liquid, suitable for the balance sheets of the Fund’s targeted clients. The Trustees reviewed the adviser’s due diligence and oversight responsibilities of the sub-adviser noting the thorough supervision process involving regular communication with the sub-adviser to review portfolio positioning and rate durations, ongoing evaluations of the sub-adviser’s performance, and ongoing monitoring of the portfolio’s risk metrics. They acknowledged that although not all strategy risks can be eliminated, the adviser demonstrated a solid risk management culture and process identifying and addressing key strategy risks related to a bond portfolio while considering its target investors’ low risk tolerance levels. They further noted the adviser reported no material compliance or litigation matters since the last advisory renewal. After further discussion, the Trustees determined that the adviser was well-suited to provide services to a conservative target client and continued to be fully engaged with the daily activities of its sub-adviser. The Trustees concluded that the adviser provided quality services and should to be retained.

Performance.

The Trustees discussed the Fund’s stated objective of providing income consistent with liquidity and limited credit and interest rate risk, noting the Fund’s five-star Morningstar rating. The Trustees acknowledged that the Fund had achieved excellent performance and relatively low risk when compared to its Morningstar category and peer group. In all time periods, the Trustees found that the Fund had ranked in the top quartile compared to both its Morningstar category and peer group. The Trustees noted that the high positive returns achieved balanced out the Fund’s relatively high standard deviation. The Trustees noted that although the sub-adviser made all of the investment decisions and conducted substantial due diligence on each issue in which the Fund invested, the adviser had successfully overseen that process as well as overall market conditions. The Trustees expressed satisfaction with the Fund’s performance and concluded that the adviser should continue to do an excellent job of meeting the Fund’s objective.

Fees and Expenses.

The Trustees considered that the adviser charged an advisory fee of 0.45%, noting that it was higher than the peer group and category medians but still within the range of both comparison groups. The Trustees also noted that adviser paid the sub-advisory fees. After further discussion, the Trustees determined that the fees remained reasonable based on the resources required to manage the Fund’s investment process and the Fund’s unique target market. The Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered whether the adviser had realized economies of scale with respect to the advisory services provided to the Fund and agreed that, based on current asset levels, economies had not yet been reached. The Trustees noted the adviser’s willingness to discuss the matter of breakpoints as the Fund grew and economies of scale become more realistic. The Trustees discussed the breakpoints in the sub-advisory fee, and how the breakpoints benefit the adviser. The Trustees concluded that the absence of breakpoints at the advisory fee level was reasonable at this time, but that they would monitor this issue closely.

Profitability.

The Trustees reviewed the profitability analysis provided by the adviser and considered whether the adviser’s profitability level was reasonable. They noted the adviser realized a profit over the prior year, and concluded that such profit was modest in terms of actual dollars and percentage of revenue. After further discussion, the Trustees agreed that the adviser’s profitability was not excessive.

Conclusion.

Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee was reasonable and that renewal of the agreement was in the best interests of the shareholders of TransWestern Institutional Short Duration Government Bond Fund.

Loomis, Sayles & Company, L.P. - Sub-Adviser to TransWestern (Unaudited)

In connection with the regular meeting held on November 14-15, 2017 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Loomis, Sayles, & Company, L.P. and TransWestern Capital Advisers, LLC (“TCA”), with respect to the TransWestern Institutional Short Duration Government Bond Fund. In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.

The Trustees noted that Loomis managed approximately $2.6 billion in assets, advising on a broad range of traditional asset classes and alternative investments to institutional and retail investors through vehicles such as mutual funds, hedge funds, and separate accounts. The Trustees reviewed the background of the key personnel responsible for providing sub-advisory services to TransWestern and found that the investment team and support personnel possessed deep financial industry experience with access to internal resources. They noted the sub-adviser’s investment process and strategy for the Fund was set by the adviser in accordance with the terms of the sub-advisory agreement and adherence with the TransWestern’s prospectus. The Trustees considered that the sub-adviser’s research process combined bottom-up investment analysis with macroeconomic and market perspective performed by research teams supported by extensive economic, market, sector, issuer, security, trading and quantitative analysis. They acknowledged that although not all strategy risks can be eliminated, the sub-adviser demonstrated a robust risk management culture and processes that integrated several risk management systems and risk management teams to monitor and measure portfolio risk metrics. The Trustees discussed that, in addition to the adviser’s oversight, the sub-adviser monitored compliance with the Fund’s investment limitations by utilizing integrated and automated systems linked to their trading and accounting systems. The Trustees noted that the sub-adviser reported two ongoing routine examinations by the SEC and NFA. Otherwise, the Trustees noted that the sub-adviser reported no material legal or compliance issues. After further discussion, the Trustees determined that the sub-adviser has a multitude of resources to support their investment, compliance and risk management processes. The Trustees expressed confidence in the sub-adviser’s ability to execute the Fund’s customized investment program. The Trustees concluded that the sub-adviser should continue to provide high quality services to TransWestern and its shareholders and should continue to be retained.

Performance.

The Trustees noted that the Fund performed and had achieved a five-star ranking from Morningstar. The Trustees reviewed the Fund’s performance in all periods and acknowledged that the Fund had consistently outperformed its Morningstar category. The Trustees stated that the sub-adviser had successfully attained the Fund’s stated objective.

Fees and Expenses.

The Trustees noted that the sub-adviser received sub-advisory fees from the adviser according to a sliding scale schedule. The Trustees observed that the sub-adviser received a base fee, as well as reduced fees at breakpoints as the assets managed increased. The Trustees compared the sub-advisory fee to the fees charged by Loomis Sayles to its other accounts and found that although slightly higher, the sub-advisory fee was still competitive overall. After further discussion, in consideration of all factors, the Trustees concluded that the sub-advisory fee charged by the sub-adviser was not unreasonable.

Economies of Scale.

The Trustees considered whether the sub-adviser had achieved economies of scale with respect to the management of the Fund. They Trustees noted positively that the sub-advisory agreement currently provided for breakpoints, but agreed that economies of scale was a Fund level issue and should be considered with respect to the Fund’s overall advisory agreement and advisory fee.

Profitability.

The Trustees reviewed the profitability analysis provided by the sub-adviser and considered whether the sub-adviser’s level of profitability was reasonable. The Trustees noted the sub-adviser realized a modest profit in terms of percent of revenue and actual dollars. The Trustees concluded that the sub-adviser’s level of profitability from its relationship with the Fund was not excessive.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee was reasonable and that renewal of the agreement was in the best interests of the shareholders of TransWestern Institutional Short Duration Government Bond Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

12/3/17 – NLFT_v1

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* Born in 1969	Trustee Since 2013***	Chief Executive Officer, FusionIQ (since 2017); President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2017, the Trust was comprised of 88 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

12/3/17 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209

SUB-ADVISOR
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $16,500

2016 – $15,275

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 - $3,000

2016 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $3,000

2016 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/9/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/9/2018

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 03/9/2018